UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 12, 2010
Date of report (Date of earliest event reported)

Feihe International, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Utah	001-32473	90-0208758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Star City International Building, 10 Jiuxianqiao Road, C-16th Floor
Chaoyang District, Beijing, China 100016
(Address of principal executive offices, including Zip Code)

+86 (10) 8457-4688
(Registrant’s Telephone Number, Including Area Code)

American Dairy, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 12, 2010, Feihe International, Inc. (formerly known as American Dairy, Inc.) (the “Company”) amended its Articles of Incorporation to change the Company’s corporate name to “Feihe International, Inc.” The foregoing description of the amendment is qualified in its entirety by the actual terms of the amendment, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 12, 2010, the Company held an annual meeting of its shareholders (the “Annual Meeting”).  Of the 22,296,291 shares of the Company’s common stock outstanding and entitled to vote as of the August 30, 2010 record date for the Annual Meeting, a total of 17,699,457 shares were represented in person or by proxy at the Annual Meeting, which constituted a quorum.

Set forth below are the proposals on which the Company’s shareholders voted at the Annual Meeting and the voting results for each proposal.

1.  A proposal (the “Election Proposal”) to elect the following seven directors to serve until their successors are duly elected and qualified:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Leng You-Bin	14,506,767	8,671	39,230	3,144,789
Liu Hua	14,507,295	7,943	39,430	3,144,789
Liu Sheng-Hui	14,394,305	120,933	39,430	3,144,789
Kirk G. Downing, Esq.	13,637,408	878,030	39,230	3,144,789
James C. Lewis, Esq.	13,637,558	877,880	39,230	3,144,789
Neil N. Shen	13,830,654	684,584	39,430	3,144,789
Sean Shao	13,830,348	685,090	39,230	3,144,789

2.  A proposal (the “Auditor Ratification Proposal”) to ratify the appointment of Deloitte Touche Tohmatsu CPA Ltd. as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,648,573	38,553	12,331	0

3.  A proposal (the “Name Change Proposal”) to amend the Company’s Articles of Incorporation to change its corporate name to “Feihe International, Inc.”:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,501,834	116,242	81,381	0

For the Election Proposal, the votes in favor of Leng You-Bin, Liu Hua, Liu Sheng-Hui, Kirk G. Downing, Esq., James C. Lewis, Esq., Neil N. Shen and Sean Shao were sufficient to elect each of them as directors.  The votes in favor of the Auditor Ratification Proposal were sufficient to approve and adopt the Auditor Ratification Proposal.  The votes in favor of the Name Change Proposal were sufficient to approve and adopt the Name Change Proposal.

Item 7.01	Regulation FD Disclosure.

On October 13, 2010, the Company issued a press release announcing change of its corporate name to “Feihe International, Inc.”  A copy of the Company’s press release is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description
3.1	Articles of Amendment to Articles of Incorporation dated October 12, 2010
99.1	Press release dated October 13, 2010 announcing change of corporate name to Feihe International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEIHE INTERNATIONAL, INC.

By:	/s/ Jonathan H. Chou
Jonathan H. Chou
Chief Financial Officer

Date: October 13, 2010

INDEX TO EXHIBITS

Exhibit	Description
3.1	Articles of Amendment to Articles of Incorporation dated October 12, 2010
99.1	Press release dated October 13, 2010 announcing change of corporate name to Feihe International, Inc.